EXHIBIT 99.1

Westamerica Bancorporation Reports Fourth Quarter 2015 Financial Results

SAN RAFAEL, Calif., Jan. 21, 2016 (GLOBE NEWSWIRE) -- Westamerica Bancorporation (Nasdaq:WABC), parent company of Westamerica Bank, generated net income for the fourth quarter 2015 of $14.6 million and diluted earnings per common share ("EPS") of $0.57, compared to net income of $14.9 million and EPS of $0.58 for the prior quarter, and net income of $15.0 million and EPS of $0.58 for the fourth quarter 2014.

"Westamerica’s net interest margin stabilized at 3.32 percent for the fourth quarter 2015 compared to 3.31 percent in the prior quarter; yields on loans and investment securities were little changed while the margin was supported by a relatively low 0.05 percent cost of funding our interest generating assets. Lower-cost checking and savings deposits continued to grow in the fourth quarter 2015, and represented 94 percent of total deposits at December 31, 2015. Westamerica’s credit quality remained stable at healthy levels throughout the fourth quarter 2015, requiring no provision for loan losses, and our operating expenses represented only 53 percent of our revenues during the quarter,” said Chairman, President and CEO David Payne. “Our operating results generated an annualized return on shareholders’ common equity of 11 percent for the fourth quarter 2015, and Westamerica increased its quarterly shareholder dividend to $0.39 per share,” concluded Payne.

The annualized net interest margin on a fully taxable equivalent basis was 3.32 percent for the fourth quarter 2015, compared to 3.31 percent for the prior quarter and 3.53 percent for the fourth quarter 2014. Net interest income on a fully taxable equivalent basis was $36.7 million for the fourth quarter 2015, compared to $37.2 million for the prior quarter, and $37.3 million for the fourth quarter 2014. The yields on the Company’s interest earning loans and investment securities were pressured by low market interest rates during 2015. During this period, the Company avoided long-dated, low-yielding loans given the expectation for rising interest rates; the Company also reduced its exposure to rising interest rates by purchasing shorter-duration investment securities. The funding cost of deposits and other interest-bearing borrowings, as a percentage of average loans and investment securities, was 0.05 percent for the fourth quarter 2015, unchanged from the prior quarter and down from 0.08 percent for the fourth quarter 2014.

The provision for loan losses was zero for the fourth quarter 2015, unchanged from the prior quarter, and down from $200 thousand for the fourth quarter 2014. Net loan losses charged against the allowance for loan losses totaled $265 thousand for the fourth quarter 2015, compared to $792 thousand for the prior quarter and $484 thousand for the fourth quarter 2014. At December 31, 2015, the allowance for loan losses totaled $30 million and nonperforming loans totaled $15.3 million.

Noninterest income for the fourth quarter 2015 totaled $11.3 million, compared to $12.0 million for the prior quarter, and $12.5 million for the fourth quarter 2014. The decline in noninterest income is due to declines in service charges on deposit accounts and merchant processing fees.

Noninterest expense for the fourth quarter 2015 totaled $25.5 million, compared to $26.2 million for the prior quarter and $26.4 million for the fourth quarter 2014. The decline in noninterest expense is due to declines in personnel costs and other operating expenses.

At December 31, 2015, Westamerica Bancorporation's tangible common equity-to-asset ratio was 7.9 percent, and assets totaled $5.2 billion. Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates commercial banking and trust offices throughout Northern and Central California.

Westamerica Bancorporation Web Address: www.westamerica.com

FORWARD-LOOKING INFORMATION:

The following appears in accordance with the Private Securities Litigation Reform Act of 1995:

This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."

Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors — many of which are beyond the Company's control — could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent reports filed with the Securities and Exchange Commission, including the annual report for the year ended December 31, 2014 filed on Form 10-K and quarterly report for the quarter ended September 30, 2015 filed on Form 10-Q, describe some of these factors, including certain credit, interest rate, operational, liquidity and market risks associated with the Company's business and operations. Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2011, the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, and mergers and acquisitions.

Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

	Public Information January 21, 2016
WESTAMERICA BANCORPORATION
FINANCIAL HIGHLIGHTS
December 31, 2015

1. Net Income Summary.
	(in thousands except per-share amounts)
			%
	Q4'15	Q4'14	Change	Q3'15

Net Interest and Fee Income (FTE)	$36,734	$37,305	-1.5%	$37,179
Provision for Loan Losses	-	200	n/m	-
Noninterest Income	11,305	12,545	-9.9%	11,993
Noninterest Expense	25,504	26,353	-3.2%	26,173
Income Before Taxes (FTE)	22,535	23,297	-3.3%	22,999
Income Tax Provision (FTE)	7,957	8,269	-3.8%	8,142
Net Income	$14,578	$15,028	-3.0%	$14,857

Average Common Shares Outstanding	25,528	25,821	-1.1%	25,530
Diluted Average Common Shares	25,555	25,858	-1.2%	25,565

Operating Ratios:
Basic Earnings Per Common Share	$0.57	$0.58	-1.7%	$0.58
Diluted Earnings Per Common Share	0.57	0.58	-1.7%	0.58
Return On Assets (a)	1.12%	1.18%		1.16%
Return On Common Equity (a)	11.0%	11.5%		11.3%
Net Interest Margin (FTE) (a)	3.32%	3.53%		3.31%
Efficiency Ratio (FTE)	53.1%	52.9%		53.2%

Dividends Paid Per Common Share	$0.39	$0.38	2.6%	$0.38
Common Dividend Payout Ratio	68%	66%		66%

			%
	12/31'15YTD	12/31'14YTD	Change

Net Interest and Fee Income (FTE)	$148,258	$152,656	-2.9%
Provision for Loan Losses	-	2,800	n/m
Noninterest Income	47,867	51,787	-7.6%
Noninterest Expense	105,300	106,799	-1.4%
Income Before Taxes (FTE)	90,825	94,844	-4.2%
Income Tax Provision (FTE)	32,072	34,198	-6.2%
Net Income	$58,753	$60,646	-3.1%

Average Common Shares Outstanding	25,555	26,099	-2.1%
Diluted Average Common Shares	25,577	26,160	-2.2%

Operating Ratios:
Basic Earnings Per Common Share	$2.30	$2.32	-0.9%
Diluted Earnings Per Common Share	2.30	2.32	-0.9%
Return On Assets	1.16%	1.22%
Return On Common Equity	11.3%	11.6%
Net Interest Margin (FTE)	3.36%	3.70%
Efficiency Ratio (FTE)	53.7%	52.2%

Dividends Paid Per Common Share	$1.53	$1.52	0.7%
Common Dividend Payout Ratio	67%	66%

2. Net Interest Income.
	(dollars in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Interest and Fee Income (FTE)	$37,297	$38,105	-2.1%	$37,764
Interest Expense	563	800	-29.7%	585
Net Interest and Fee Income (FTE)	$36,734	$37,305	-1.5%	$37,179

Average Earning Assets	$4,411,599	$4,203,048	5.0%	$4,471,690
Average Interest-Bearing Liabilities	2,554,447	2,554,153	0.0%	2,511,820

Yield on Earning Assets (FTE) (a)	3.37%	3.61%		3.36%
Cost of Funds (a)	0.05%	0.08%		0.05%
Net Interest Margin (FTE) (a)	3.32%	3.53%		3.31%
Interest Expense/Interest-Bearing Liabilities (a)	0.09%	0.12%		0.09%
Net Interest Spread (FTE) (a)	3.28%	3.49%		3.27%

			%
	12/31'15YTD	12/31'14YTD	Change

Interest and Fee Income (FTE)	$150,682	$156,100	-3.5%
Interest Expense	2,424	3,444	-29.6%
Net Interest and Fee Income (FTE)	$148,258	$152,656	-2.9%

Average Earning Assets	$4,415,724	$4,134,473	6.8%
Average Interest-Bearing Liabilities	2,544,350	2,536,967	0.3%

Yield on Earning Assets (FTE)	3.41%	3.78%
Cost of Funds	0.05%	0.08%
Net Interest Margin (FTE)	3.36%	3.70%
Interest Expense/Interest-Bearing Liabilities	0.10%	0.14%
Net Interest Spread (FTE)	3.31%	3.64%

3. Loans & Other Earning Assets.
	(average volume, dollars in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Total Assets	$5,168,805	$5,050,417	2.3%	$5,062,334
Total Earning Assets	4,411,599	4,203,048	5.0%	4,471,690
Total Loans	1,543,591	1,709,012	-9.7%	1,591,798
Commercial Loans	371,902	395,933	-6.1%	377,687
Commercial RE Loans	651,991	723,153	-9.8%	675,597
Consumer Loans	519,698	589,926	-11.9%	538,514
Total Investment Securities	2,868,008	2,494,036	15.0%	2,879,892
Available For Sale (Market)	1,589,483	1,467,682	8.3%	1,649,986
Held To Maturity	1,278,525	1,026,354	24.6%	1,229,906
Unrealized Gain	9,624	9,904	n/m	15,144

Loans/Deposits	34.0%	39.1%		36.1%

			%
	12/31'15YTD	12/31'14YTD	Change

Total Assets	$5,084,000	$4,955,643	2.6%
Total Earning Assets	4,415,724	4,134,473	6.8%
Total Loans	1,618,271	1,772,962	-8.7%
Commercial Loans	389,050	396,928	-2.0%
Commercial RE Loans	681,145	757,047	-10.0%
Consumer Loans	548,076	618,987	-11.5%
Total Investment Securities	2,797,453	2,361,511	18.5%
Available For Sale (Market)	1,648,999	1,289,911	27.8%
Held To Maturity	1,148,454	1,071,600	7.2%
Unrealized Gain	9,624	9,904	n/m

Loans/Deposits	36.5%	41.4%

4. Deposits, Other Interest-Bearing Liabilities & Equity.
	(average volume, dollars in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Total Deposits	$4,536,256	$4,373,472	3.7%	$4,414,711
Noninterest Demand	2,036,470	1,925,741	5.7%	1,975,498
Interest Bearing Transaction	855,320	806,051	6.1%	817,479
Savings	1,351,412	1,248,699	8.2%	1,304,128
Time greater than $100K	128,703	205,894	-37.5%	147,216
Time less than $100K	164,351	187,087	-12.2%	170,390
Total Short-Term Borrowings	54,661	86,323	-36.7%	72,607
Federal Home Loan Bank Advances	-	20,099	n/m	-
Shareholders' Equity	525,277	518,206	1.4%	520,261

Demand Deposits/
Total Deposits	44.9%	44.0%		44.7%
Transaction & Savings
Deposits / Total Deposits	93.5%	91.0%		92.8%

			%
	12/31'15YTD	12/31'14YTD	Change

Total Deposits	$4,437,619	$4,281,847	3.6%
Noninterest Demand	1,968,817	1,841,522	6.9%
Interest Bearing Transaction	822,156	790,467	4.0%
Savings	1,312,100	1,215,035	8.0%
Time greater than $100K	161,710	237,002	-31.8%
Time less than $100K	172,836	197,821	-12.6%
Total Short-Term Borrowings	75,054	70,252	6.8%
Federal Home Loan Bank Advances	494	20,308	-97.6%
Term Repurchase Agreement	-	6,082	n/m
Shareholders' Equity	519,126	524,288	-1.0%

Demand Deposits/
Total Deposits	44.4%	43.0%
Transaction & Savings
Deposits / Total Deposits	92.5%	89.8%

5. Interest Yields Earned & Rates Paid.
	(dollars in thousands)
	Q4'15
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,411,599	$37,297	3.37%
Total Loans (FTE)	1,543,591	19,157	4.93%
Commercial Loans (FTE)	371,902	4,551	4.85%
Commercial RE Loans	651,991	9,807	5.97%
Consumer Loans	519,698	4,799	3.67%
Total Investments (FTE)	2,868,008	18,140	2.53%

Interest Expense Paid
Total Earning Assets	4,411,599	563	0.05%
Total Interest-Bearing Liabilities	2,554,447	563	0.09%
Total Interest-Bearing Deposits	2,499,786	554	0.09%
Interest-Bearing Transaction	855,320	70	0.03%
Savings	1,351,412	218	0.06%
Time less than $100K	164,351	122	0.29%
Time greater than $100K	128,703	144	0.44%
Total Short-Term Borrowings	54,661	9	0.06%

Net Interest Income and Margin (FTE)		$36,734	3.32%

	Q4'14
	Average	Income/	Yield (a) /
	Volume	Expense	Rate

Interest & Fee Income Earned
Total Earning Assets (FTE)	$4,203,048	$38,105	3.61%
Total Loans (FTE)	1,709,012	21,657	5.03%
Commercial Loans (FTE)	395,933	5,022	5.03%
Commercial RE Loans	723,153	11,151	6.12%
Consumer Loans	589,926	5,484	3.70%
Total Investments (FTE)	2,494,036	16,448	2.64%

Interest Expense Paid
Total Earning Assets	4,203,048	800	0.08%
Total Interest-Bearing Liabilities	2,554,153	800	0.12%
Total Interest-Bearing Deposits	2,447,731	672	0.11%
Interest-Bearing Transaction	806,051	65	0.03%
Savings	1,248,699	214	0.07%
Time less than $100K	187,087	184	0.39%
Time greater than $100K	205,894	209	0.40%
Total Short-Term Borrowings	86,323	25	0.12%
Federal Home Loan Bank Advances	20,099	103	2.03%

Net Interest Income and Margin (FTE)		$37,305	3.53%

6. Noninterest Income.
	(dollars in thousands except per-share amounts)
			%
	Q4'15	Q4'14	Change	Q3'15

Service Charges on Deposits	$5,259	$5,870	-10.4%	$5,581
Merchant Processing Services	1,368	1,734	-21.1%	1,485
Debit Card Fees	1,557	1,478	5.3%	1,538
Other Service Fees	648	673	-3.7%	693
ATM Processing Fees	569	581	-2.1%	616
Trust Fees	671	684	-1.9%	682
Financial Services Commissions	168	171	-2.3%	177
Other Income	1,065	1,354	-21.3%	1,221
Total Noninterest Income	$11,305	$12,545	-9.9%	$11,993

Total Revenue (FTE)	$48,039	$49,850	-3.6%	$49,172
Noninterest Income/Revenue (FTE)	23.5%	25.2%		24.4%
Service Charges/Avg. Deposits (a)	0.46%	0.53%		0.50%
Total Revenues (FTE) Per Avg. Common Share (a)	$7.47	$7.66	-2.5%	$7.64

			%
	12/31'15YTD	12/31'14YTD	Change

Service Charges on Deposits	$22,241	$24,191	-8.1%
Merchant Processing Services	6,339	7,219	-12.2%
Debit Card Fees	6,084	5,960	2.1%
Other Service Fees	2,689	2,717	-1.0%
ATM Processing Fees	2,397	2,473	-3.1%
Trust Fees	2,732	2,582	5.8%
Financial Services Commissions	695	757	-8.2%
Other Income	4,690	5,888	-20.3%
Total Noninterest Income	$47,867	$51,787	-7.6%

Total Revenue (FTE)	$196,125	$204,443	-4.1%
Noninterest Income/Revenue (FTE)	24.4%	25.3%
Service Charges/Avg. Deposits	0.50%	0.56%
Total Revenues (FTE) Per Avg.Common Share	$7.67	$7.83	-2.0%

7. Noninterest Expense.
	(dollars in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Salaries & Benefits	$12,398	$13,086	-5.3%	$12,761
Occupancy	3,761	3,708	1.4%	3,746
Outsourced Data Processing	2,107	2,097	0.5%	2,115
Amortization of Identifiable Intangibles	948	1,051	-9.8%	952
Professional Fees	614	640	-4.0%	746
Furniture & Equipment	1,081	1,104	-2.0%	1,075
Other Real Estate Owned	53	265	n/m	83
Courier Service	585	686	-14.8%	604
Other Operating	3,957	3,716	6.5%	4,091
Total Noninterest Expense	$25,504	$26,353	-3.2%	$26,173

Noninterest Expense/Avg. Earning Assets (a)	2.29%	2.49%		2.32%
Noninterest Expense/Revenues (FTE)	53.1%	52.9%		53.2%

			%
	12/31'15YTD	12/31'14YTD	Change

Salaries & Benefits	$52,192	$54,777	-4.7%
Occupancy	14,960	14,992	-0.2%
Outsourced Data Processing	8,441	8,411	0.4%
Amortization of Identifiable Intangibles	3,856	4,270	-9.7%
Professional Fees	2,490	2,346	6.1%
Furniture & Equipment	4,434	4,174	6.3%
Other Real Estate Owned	504	(642)	n/m
Courier Service	2,329	2,624	-11.2%
Other Operating	16,094	15,847	1.6%
Total Noninterest Expense	$105,300	$106,799	-1.4%

Noninterest Expense/ Avg. Earning Assets	2.38%	2.58%
Noninterest Expense/Revenues (FTE)	53.7%	52.2%

8. Provision for Loan Losses.
	(dollars in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Average Total Loans	$1,543,591	$1,709,012	-9.7%	$1,591,798

Allowance for Loan Loss (ALL)
Beginning of Period	$30,036	$31,769	-5.5%	$30,828
Provision for Loan Losses	-	200	n/m	-
Net ALL Losses	(265)	(484)	-45.2%	(792)
ALL End of Period	$29,771	$31,485	-5.4%	$30,036
ALL Recoveries/Gross ALL Losses	78%	83%		46%

Net ALL Losses/Avg. Total Loans (a)	0.07%	0.11%		0.20%

			%
	12/31'15YTD	12/31'14YTD	Change

Average Total Loans	$1,618,271	$1,772,962	-8.7%

Allowance for Loan Loss (ALL)
Beginning of Period	$31,485	$31,693	-0.7%
Provision for Loan Losses	-	2,800	n/m
Net ALL Losses	(1,714)	(3,008)	-43.0%
ALL End of Period	$29,771	$31,485	-5.4%
ALL Recoveries/Gross ALL Losses	67%	59%

Net ALL Losses/Avg. Total Loans	0.11%	0.17%

9. Credit Quality.
	(dollars in thousands)
			%
	12/31/15	12/31/14	Change	9/30/15

Nonperforming Originated Loans:
Nonperforming Nonaccrual	$6,302	$5,296	19.0%	$7,578
Performing Nonaccrual	350	13	n/m	-
Total Nonaccrual Loans	6,652	5,309	25.3%	7,578
90+ Days Past Due Accruing Loans	295	502	-41.2%	481
Total	6,947	5,811	19.6%	8,059
Repossessed Originated Loan Collateral	5,829	4,809	21.2%	5,834
Total Nonperforming Originated Assets	12,776	10,620	20.3%	13,893

Nonperforming Purchased Covered Loans (1):
Nonperforming Nonaccrual	-	297	n/m	-
Performing Nonaccrual	-	-	n/m	-
Total Nonaccrual Loans	-	297	n/m	-
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	-	297	n/m	-
Repossessed Purchased Covered Loan Collateral (1)	-	-	n/m	-
Total Nonperforming Purchased Covered Assets (1)	-	297	n/m	-

Nonperforming Purchased Non-Covered Loans (2):
Nonperforming Nonaccrual	8,346	11,901	-29.9%	8,784
Performing Nonaccrual	-	97	n/m	84
Total Nonaccrual Loans	8,346	11,998	-30.4%	8,868
90+ Days Past Due Accruing Loans	-	-	n/m	-
Total	8,346	11,998	-30.4%	8,868
Repossessed Purchased Non-Covered Loan Collateral (2)	3,435	1,565	119.5%	3,435
Total Nonperforming Purchased Non-Covered Assets (2)	11,781	13,563	-13.1%	12,303

Total Nonperforming Assets	$24,557	$24,480	0.3%	$26,196

Total Originated Loans Outstanding	$1,351,839	$1,470,369	-8.1%	$1,376,905
Total Purchased Covered Loans Outstanding (1)	14,061	17,078	-17.7%	14,640
Total Purchased Non-Covered Loans Outstanding (2)	167,496	212,843	-21.3%	180,298
Total Loans Outstanding	$1,533,396	$1,700,290	-9.8%	$1,571,843

Total Assets	$5,168,875	$5,035,724	2.6%	$5,001,395

Loans:
Allowance for Loan Losses	$29,771	$31,485	-5.4%	$30,036
Allowance/Loans	1.94%	1.85%		1.91%
Nonperforming Loans/Total Loans	1.00%	1.06%		1.08%

Purchased Covered Loans (1):
Fair Value Discount on Purchased Covered Loans	$152	$468		$155
Discount/Purchased Covered Loans, gross	1.07%	2.67%		1.05%
Nonperforming Purchased Covered Loans/Total Purchased Covered Loans	0.00%	1.74%		0.00%

Purchased Non-Covered Loans (2):
Fair Value Discount on Purchased Non-Covered Loans	$6,432	$9,372		$7,082
Discount/Purchased Non-Covered Loans, gross	3.70%	4.22%		3.78%
Nonperforming Purchased Non-Covered Loans/ Total Purchased Non-Covered Loans	4.98%	5.64%		4.92%

10. Capital.
	(in thousands, except per-share amounts)
			%
	12/31/15	12/31/14	Change	9/30/15

Shareholders' Equity	$532,205	$526,603	1.1%	$533,938
Total Assets	5,168,875	5,035,724	2.6%	5,001,395

Shareholders' Equity/Total Assets	10.30%	10.46%		10.68%
Shareholders' Equity/Total Loans	34.71%	30.97%		33.97%
Tangible Common Equity Ratio	7.94%	7.97%		8.23%
Common Shares Outstanding	25,528	25,745	-0.8%	25,530
Common Equity Per Share	$20.85	$20.45	1.9%	$20.91
Market Value Per Common Share	$46.75	$48.96	-4.5%	$44.44

Share Repurchase Programs
	(shares in thousands)
			%
	Q4'15	Q4'14	Change	Q3'15

Total Shares Repurchased	2	161	-99.1%	26
Average Repurchase Price	$43.01	$48.73	-11.7%	$50.30
Net Shares Repurchased (Issued)	2	161	-98.8%	(1)

			%
	12/31'15YTD	12/31'14YTD	Change

Total Shares Repurchased	344	1,044	-67.1%
Average Repurchase Price	$43.90	$50.47	-13.0%
Net Shares Repurchased	217	765	-71.6%

11. Period-End Balance Sheets.
	(unaudited, dollars in thousands)
			%
	12/31/15	12/31/14	Change	9/30/15
Assets:
Cash and Due from Banks	$433,044	$380,836	13.7%	$268,587

Investment Securities:
Available For Sale	1,570,216	1,600,781	-1.9%	1,571,710
Held to Maturity	1,316,075	1,038,658	26.7%	1,278,814

Loans	1,533,396	1,700,290	-9.8%	1,571,843
Allowance For Loan Losses	(29,771)	(31,485)	-5.4%	(30,036)
Total Loans, net	1,503,625	1,668,805	-9.9%	1,541,807

Other Real Estate Owned	9,264	6,374	45.4%	9,269
Premises and Equipment, net	38,693	37,852	2.2%	39,244
Identifiable Intangibles, net	10,431	14,287	-27.0%	11,379
Goodwill	121,673	121,673	0.0%	121,673
Other Assets	165,854	166,458	-0.4%	158,912

Total Assets	$5,168,875	$5,035,724	2.6%	$5,001,395

Liabilities and Shareholders' Equity:
Deposits:
Noninterest Bearing	$2,026,049	$1,910,781	6.0%	$1,942,450
Interest-Bearing Transaction	860,706	792,448	8.6%	812,940
Savings	1,366,936	1,260,819	8.4%	1,310,985
Time	286,968	385,143	-25.5%	300,545
Total Deposits	4,540,659	4,349,191	4.4%	4,366,920

Short-Term Borrowed Funds	53,028	89,784	-40.9%	57,063
Federal Home Loan Bank Advances	-	20,015	n/m	-
Other Liabilities	42,983	50,131	-14.3%	43,474
Total Liabilities	4,636,670	4,509,121	2.8%	4,467,457

Shareholders' Equity:
Common Equity:
Paid-In Capital	381,436	380,843	0.2%	381,227
Accumulated Other Comprehensive Income	675	5,292	-87.2%	7,198
Retained Earnings	150,094	140,468	6.9%	145,513
Total Shareholders' Equity	532,205	526,603	1.1%	533,938

Total Liabilities and Shareholders' Equity	$5,168,875	$5,035,724	2.6%	$5,001,395

12. Income Statements.
	(unaudited, in thousands except per-share amounts)
			%
	Q4'15	Q4'14	Change	Q3'15
Interest & Fee Income:
Loans	$18,798	$21,240	-11.5%	$19,378
Investment Securities:
Available for Sale	7,916	6,884	15.0%	7,880
Held to Maturity	7,174	6,218	15.4%	7,041
Total Interest & Fee Income	33,888	34,342	-1.3%	34,299

Interest Expense:
Transaction Deposits	70	65	7.3%	65
Savings Deposits	218	214	2.0%	211
Time Deposits	266	393	-32.4%	297
Short-Term Borrowed Funds	9	25	-65.9%	12
Federal Home Loan Bank Advances	-	103	n/m	-
Total Interest Expense	563	800	-29.7%	585

Net Interest Income	33,325	33,542	-0.6%	33,714

Provision for Loan Losses	-	200	n/m	-

Noninterest Income:
Service Charges	5,259	5,870	-10.4%	5,581
Merchant Processing Services	1,368	1,734	-21.1%	1,485
Debit Card Fees	1,557	1,478	5.3%	1,538
Other Service Fees	648	673	-3.7%	693
ATM Processing Fees	569	581	-2.1%	616
Trust Fees	671	684	-1.9%	682
Financial Services Commissions	168	171	-2.3%	177
Other	1,065	1,354	-21.3%	1,221
Total Noninterest Income	11,305	12,545	-9.9%	11,993

Noninterest Expense:
Salaries and Benefits	12,398	13,086	-5.3%	12,761
Occupancy	3,761	3,708	1.4%	3,746
Outsourced Data Processing	2,107	2,097	0.5%	2,115
Amortization of Identifiable Intangibles	948	1,051	-9.8%	952
Professional Fees	614	640	-4.0%	746
Furniture & Equipment	1,081	1,104	-2.0%	1,075
Other Real Estate Owned	53	265	n/m	83
Courier Service	585	686	-14.8%	604
Other	3,957	3,716	6.5%	4,091
Total Noninterest Expense	25,504	26,353	-3.2%	26,173

Income Before Income Taxes	19,126	19,534	-2.1%	19,534
Income Tax Provision	4,548	4,506	0.9%	4,677
Net Income	$14,578	$15,028	-3.0%	$14,857

Average Common Shares Outstanding	25,528	25,821	-1.1%	25,530
Diluted Common Shares Outstanding	25,555	25,858	-1.2%	25,565

Per Common Share Data:
Basic Earnings	$0.57	$0.58	-1.7%	$0.58
Diluted Earnings	0.57	0.58	-1.7%	0.58
Dividends Paid	0.39	0.38	2.6%	0.38
			%
	12/31'15YTD	12/31'14YTD	Change
Interest & Fee Income:
Loans	$78,441	$89,056	-11.9%
Investment Securities:
Available for Sale	31,263	24,740	26.4%
Held to Maturity	26,825	26,413	1.6%
Total Interest & Fee Income	136,529	140,209	-2.6%

Interest Expense:
Transaction Deposits	260	268	-3.1%
Savings Deposits	852	906	-6.0%
Time Deposits	1,258	1,713	-26.6%
Short-Term Borrowed Funds	53	90	-41.6%
Federal Home Loan Bank Advances	1	407	n/m
Term Repurchase Agreement	-	60	n/m
Total Interest Expense	2,424	3,444	-29.6%

Net Interest Income	134,105	136,765	-1.9%

Provision for Loan Losses	-	2,800	n/m

Noninterest Income:
Service Charges	22,241	24,191	-8.1%
Merchant Processing Services	6,339	7,219	-12.2%
Debit Card Fees	6,084	5,960	2.1%
Other Service Fees	2,689	2,717	-1.0%
ATM Processing Fees	2,397	2,473	-3.1%
Trust Fees	2,732	2,582	5.8%
Financial Services Commissions	695	757	-8.2%
Other	4,690	5,888	-20.3%
Total Noninterest Income	47,867	51,787	-7.6%

Noninterest Expense:
Salaries and Benefits	52,192	54,777	-4.7%
Occupancy	14,960	14,992	-0.2%
Outsourced Data Processing	8,441	8,411	0.4%
Amortization of Identifiable Intangibles	3,856	4,270	-9.7%
Professional Fees	2,490	2,346	6.1%
Furniture & Equipment	4,434	4,174	6.3%
Other Real Estate Owned	504	(642)	n/m
Courier Service	2,329	2,624	-11.2%
Other	16,094	15,847	1.6%
Total Noninterest Expense	105,300	106,799	-1.4%

Income Before Income Taxes	76,672	78,953	-2.9%
Income Tax Provision	17,919	18,307	-2.1%
Net Income	$58,753	$60,646	-3.1%

Average Common Shares Outstanding	25,555	26,099	-2.1%
Diluted Common Shares Outstanding	25,577	26,160	-2.2%

Per Common Share Data:
Basic Earnings	$2.30	$2.32	-0.9%
Diluted Earnings	2.30	2.32	-0.9%
Dividends Paid	1.53	1.52	0.7%

Footnotes and Abbreviations:
(FTE) Fully Taxable Equivalent
(a) Annualized

(1) Purchased covered loans and repossessed loan collateral represent assets purchased in a business combination on which losses are shared with the FDIC per a Loss-Sharing Agreement.

(2) Purchased non-covered loans and repossessed loan collateral represent assets purchased in a business combination.

For additional information contact:
Westamerica Bancorporation
1108 Fifth Avenue, San Rafael, CA 94901
Robert A. Thorson – SVP & Chief Financial Officer
707-863-6840
investments@westamerica.com